EXPRESSPOINT TECHNOLOGY SERVICES, INC.

                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
            ---------------------------------------------------------

1 Purpose. The purpose of the 1996 Non-Employee Director Stock Option Plan (the "Plan") of ExpressPoint Technology Services, Inc. (the "Company") is to encourage stock ownership in the Company by directors of the Company who are not employees of the Company ("non-employee directors"), and to retain existing directors and to attract new knowledgeable and experienced persons who as directors can make a significant contribution to the success of the Company.


2 Administration. The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the options to be granted shall be automatic in accordance with Section 6. However, all questions concerning the interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan.


3 Participation in the Plan. Only non-employee directors of the Company shall be eligible to receive options under the Plan.


4    Stock Subject to the Plan.

     4.1 A maximum of 75,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock") may be issued under the Plan, subject, however, to adjustment as provided in Section 13.

     4.2 If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

     4.3 All options granted under the Plan shall be non-statutory options (options not granted under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")).


5 Options Agreements. Each option granted under the Plan shall be evidenced by a written agreement in such form as the Chairman of the Board of Directors shall from time to time approve, but which shall comply with and be subject to the terms and conditions set forth in the Plan.


6    Option Grants.


     6.1 Option Grants. Each person who is serving as a non-employee director of the Company at the close of business on June 1, 1996 shall be automatically granted an option to purchase 3,000 shares of Common Stock on such date and an additional option to purchase 3,000 shares of Common Stock on each anniversary thereof, provided that on such anniversary he or she is then serving as a non-employee director.

     6.2 Newly Elected or Appointed Non-Employee Directors. Each person who becomes a non-employee director after June 1, 1996 shall be automatically granted an option to purchase 3,000 shares of Common Stock effective upon his or her election or appointment to the Board of Directors and shall be automatically granted an option to purchase an additional 3,000 shares of Common Stock on each anniversary of the date of his or her election or appointment to the Board of Directors, providing that on such anniversary he or she is then serving as a non-employee director.


Rev. October 8, 1996
                                                                     Page 1 of 4


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                     EXPRESSPOINT TECHNOLOGY SERVICES, INC.
            1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN - continued
                           ---------------------------

7    Vesting and Acceleration of Options.


     7.1 Vesting. Each option granted under the Plan shall become exercisable, on a cumulative basis so long as the optionee remains a non-employee director in two approximately equal installments on the first and second anniversary of the grant date.

     7.2 Acceleration Upon Change in Control. Notwithstanding the foregoing, each outstanding option granted under the Plan shall become immediately exercisable in full in the event a Change in Control (as defined in Section 14) of the Company occurs and shall remain so until its expiration date.

     7.3 Acceleration Upon Death or Disability. If an optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the
            Code) while he or she is serving as a non-employee director of the Company, each then un-expired option granted hereunder shall thereupon become exercisable in full until the expiration of one year following the date of death or disability of the optionee or until the expiration date of such option, whichever occurs first. During such period, each such option may be exercised by the optionee, by his or her personal representative, or by the person to whom such option is transferred by will or the laws of descent and distribution. Except as otherwise indicated by the context, the term "optionee" as used in the Plan shall be deemed to include the estate of the optionee or any person who acquires the right to exercise his or her options by bequest or inheritance or otherwise by reason of the death of the optionee.


8 Exercise of Options. An option may be exercised only by written notice to the Company at its principal office accompanied by payment in cash, by check or in shares of Common Stock of the full consideration for the shares as to which the option is exercised. If shares of Common Stock are tendered as payment, the value of such shares shall be the fair market value thereof on the date of exercise determined as provided in Section 10.


9 Duration of Options. Each option shall expire and may no longer be exercised on the earlier to occur of--

     9.1 the close of business on the tenth anniversary of the date of grant, or

     9.2 the close of business on the first anniversary of the date the optionee ceases to serve as a non-employee director of the Company for any reason, whether by death, resignation, removal or otherwise.


10 Option Exercise Price and Fair Market Value. The option exercise price per share for each option granted under the Plan shall be equal to the fair market value per share of Common Stock on the date of grant, which shall be determined as follows:

     10.1 If the Common Stock is listed on the Nasdaq National Market, the Nasdaq SmallCap Market or other nationally recognized exchange or trading system on the date on which a determination of fair market value is to be made, the fair market value per share of Common Stock shall be deemed to be the last reported sale price or closing price per share on such market, exchange or system on the trading day immediately preceding such date (or, if no such price is reported on such date, the price on the nearest preceding date on which such a price is reported).

     10.2 If the Common Stock is not listed on the Nasdaq National Market, the Nasdaq SmallCap Market or other nationally recognized exchange or trading system on the date on which a

Rev. October 8, 1996
                                                                     Page 2 of 4

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                     EXPRESSPOINT TECHNOLOGY SERVICES, INC.
            1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN - continued
                           ---------------------------

            determination of fair market value is to be made, the fair market value per share shall be determined by the Board of Directors based on all factors deemed relevant for such purpose.


11 Transferability of Options. No option shall be assignable or transferable by the non-employee director to whom it was granted, either voluntarily or by operation of law, except (a) to immediate members of such person's family; or (b) by such person's will or by the laws of descent and distribution. "Immediate family members" shall consist only of a person's father and mother; sisters and brothers; spouse; and children and grandchildren (in both cases, including by adoption).



12   Limitation of Rights.

     12.1 No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the optionee shall be entitled to continue as a director for any period of time.

     12.2 No Stockholder Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by an option until the date of the issuance of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 13) for which the record date is prior to the date such certificate is issued.


13 Adjustment Provisions for Mergers, Recapitalization and Related Transactions. If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in --

     13.1 the maximum number and kind of shares reserved for issuance under the Plan;

     13.2 the number and kind of shares or other securities subject to then outstanding options under the Plan; and/or

     13.3 the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options);

     to the end that each option shall be exercisable for the same aggregate exercise price for such securities as such option holder would have held immediately following such event if he or she had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.


14 Change in Control. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred only if any of the following events occurs:

     14.1 any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the

Rev. October 8, 1996
                                                                     Page 3 of 4

                     EXPRESSPOINT TECHNOLOGY SERVICES, INC.
            1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN - continued
                           ---------------------------
            Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities;

     14.2 the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

     14.3   the   stockholders  of  the  Company  approve  a  plan  of  complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

     14.4 individuals who, on the date on which the Plan was adopted by the Board of Directors, constituted the Board of Directors of the Company, together with any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date on which the Plan was adopted by the Board of Directors or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors.


15 Modification, Extension and Renewal of Options. The Board of Directors shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may (a) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee; or (b) modify the number of shares of Common Stock subject to the option (except as provided in Section
     13).


16 Termination and Amendment of the Plan. The Board of Directors may at any time terminate the Plan and may from time to time modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required by any federal or state law or regulation or by the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, the Board of Directors may not effect such modification or amendment without such approval.


17 Effective Date. The Plan shall become effective upon its adoption by the Board of Directors, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, options previously granted under the Plan shall not vest and shall terminate and no options shall be granted thereafter.

       ------------------------------------------------------------------


               Adopted by the Board of Directors this 27th day of
             September, 1996 Approved by the Sole Stockholder of the
                          Company on September 27, 1996
             As Amended by the Board of Directors on October 8, 1996

Rev. October 8, 1996
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